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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): NOVEMBER 10, 2003



                           METRETEK TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)



DELAWARE                                 0-19793                 84-11698358
----------------------------     ------------------------    ------------------
(State or other jurisdiction     (Commission File Number)      (I.R.S Employer
of incorporation)                                            Identification No.)



          303 EAST 17TH STREET, SUITE 660, DENVER, COLORADO      80203
          -------------------------------------------------------------
               (Address of principal executive offices)       (Zip code)


       Registrant's telephone number, including area code: (303) 785-8080
                                                           --------------


                                 NOT APPLICABLE
                   ----- -----------------------------------
          (Former name or former address, if changed since last report)




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (C) EXHIBITS

               99.1 Investment Presentation, dated November 10, 2003, of Metretek Technologies, Inc.

ITEM 9.  REGULATION FD DISCLOSURE

         Metretek Technologies, Inc., a Delaware corporation (the "Company"), is releasing revised and updated investment materials, dated November 10, 2003, that are expected to be presented to investment analysts and other members of the financial and investment community from time to time by the executive officers of the Company. The materials replace and supercede the investment materials previously filed dated September 25, 2003. These materials are also available on the Company's website at www.metretek.com. The full text of the investment materials is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

         The information in this Report, including the exhibit attached hereto, are being furnished pursuant to Item 12 of Form 8-K and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Report is not intended to, and shall not be deemed to, constitute a determination or admission by the Company as to the materiality or completeness of such information.

         This Report includes forward-looking statements made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are all statements other than statements of historical facts, including statements concerning the plans, intentions, expectations, projections, hopes, beliefs, objectives, goals and strategies of management, such as statements about future earnings, revenues, and other future financial and non-financial items, performance or events; statements about proposed products, services, technologies or businesses; and statements of assumptions underlying any of the foregoing. Forward-looking statements are not guarantees of future performance or events and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those expressed, projected or implied by such forward-looking statements. Important risks, uncertainties and other factors include, but are not limited to, the Company's ability to obtain sufficient capital and liquidity on favorable terms, to meet its operating, working capital and debt service requirements and to fund the growth of its business; the timely and successful development, production and market acceptance of new and enhanced products, services and technologies of the Company; the Company's ability to attract, retain and motivate key personnel; the effects of competition in the Company's current and anticipated markets; the effects of the resolution of pending and future litigation and disputes; changes in the energy industry in general and the natural gas and electricity markets in particular; the ability of the Company to secure and


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maintain key contracts and relationships; general economic, market and business conditions; and other factors, risks, and uncertainties described from time to time in the Company's reports and filings with the Securities and Exchange Commission, including but not limited to the Company's most recent Form 10-KSB and subsequently filed Form 10-Qs and 8-Ks. Accordingly, there can be no assurance that the results expressed, projected or implied by any forward-looking statements will be achieved, and readers are cautioned not to place undue reliance on any forward-looking statements. The forward-looking statements in this Report speak only as of the date hereof and are based on the current plans, goals, objectives, strategies, intentions, expectations and assumptions of, and the information currently available to, management. The Company assumes no duty or obligation to update or revise any forward-looking statements for any reason, whether as the result of changes in expectations, new information, future events, conditions or circumstances or otherwise.






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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       METRETEK TECHNOLOGIES, INC.



                                       By: /s/ W. Phillip Marcum
                                           ------------------------------------
                                           W. Phillip Marcum
                                           President and Chief Executive Officer


Dated:   November 10, 2003



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